UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 4, 2007

Oracle Healthcare Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-51785	26-0126028
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Greenwich Ave., 3rd Floor

Greenwich, Connecticut 06830

(Address of principal executive offices)

(203) 862-7900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 4, 2007, Oracle Healthcare Acquisition Corp. (“Oracle”) and Precision Therapeutics, Inc. (“PTI”) issued a press release announcing that Oracle, PTI Acquisition Sub, Inc. (“Merger Sub”), a newly formed wholly-owned subsidiary of Oracle, and PTI, had entered into an Agreement and Plan of Merger pursuant to which Merger Sub would be merged with and into PTI, with PTI continuing as the surviving company of such merger as a wholly-owned subsidiary of Oracle. The press release also noted that, following the merger, Oracle will change its name to Precision Therapeutics Corp.

A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated in this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description:
Exhibit 99.1	Press Release, dated December 4, 2007, issued by Oracle Healthcare Acquisition Corp. and Precision Therapeutics, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORACLE HEALTHCARE ACQUISITION CORP.

By:	/s/ Joel D. Liffmann
Joel D. Liffmann
President and Chief Operating Officer

Date: December 5, 2007

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